UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)  Departure of Certain Officers

The Company announced today that Mikel D. Crews has notified AAON, Inc. (the "Company") of his intent to retire as Vice President, Operations, effective May 8, 2020. Mr. Crews has been with the Company since its inception and had a large role in developing the talent to succeed him.

Mr. Crews has served as Vice President, Operations since 2017. Mr. Crews served as Director of Material and Operations from 2015 to 2017, Manager of Operations from 1991 to 2015, and prior to that held various operational, production and inventory management roles throughout the Company. Mr. Crews has been in leadership positions in the HVAC industry for over 40 years.

Mr. Crews' decision to retire is not the result of any disagreement with management related to AAON’s operations, policies or practices.

(c)  Appointment of Certain Officers

Additionally, the Company announced its Board of Directors has promoted Stephen Wakefield to the position of Chief Operating Officer, to be effective May 4, 2020. Mr. Wakefield has served as Vice President of Engineering since 2018, Director of Engineering since 2017, and prior to that held various engineering leadership roles in the Company.

Mr. Wakefield will be eligible to participate in all elements of the Company’s executive compensation package. Mr. Wakefield and the Company have not entered into any employment agreement in connection with his election to this position.

Mr. Wakefield does not have any family relationships with any of the Company’s directors or officers and is not party to any transactions of the type listed in Item 404(a) of Regulation S-K.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated April 3, 2020 announcing retirement of Mikel D. Crews, Vice President, Operations, of AAON, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	April 3, 2020	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary